SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 16, 2003

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

See the Exhibit Index at page 4 of this report.

Item 9. Regulation FD Disclosure.

The information in this report is being furnished under Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 16, 2003, Peabody Energy Corporation (“Peabody”) issued a press release setting forth Peabody’s second quarter 2003 earnings, and providing guidance on Peabody’s third quarter and full year 2003 forecasted results. A copy of Peabody’s press release is attached hereto as Exhibit 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

Date: July 16, 2003	/s/ RICHARD A. NAVARRE

Richard A. Navarre Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
No.	Description of Exhibit

99.1	Press release of Peabody Energy Corporation dated July 16, 2003.